UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05681
ND Tax-Free Fund, Inc.
(Exact name of registrant as specified in charter)

Address of Registrant	1 Main Street North
Minot, ND 58703

Name and Address of agent for service	Brent Wheeler, Mutual Fund Chief Compliance Officer Kevin Flagstad, Investment Adviser Chief Compliance Officer
1 Main Street North
Minot, ND 58703

Registrant’s telephone number, including area code	(701) 852-5292

Date of fiscal year end	December 31
Date of reporting period	December 29, 2006

Item 1)	Reports to Stockholders.

Dear Shareholder:

Enclosed is the annual report of the ND Tax-Free Fund (the “Fund”) for the year ended December 29, 2006. The Fund’s portfolio and related financial statements are presented within for your review.

In the last part of 2006 investors pushed back when they thought the Federal Reserve would cut interest rates.

Fed Fund futures expectations of where rates are going now give less than even odds that the Fed will cut its key target rate by a quarter point by midyear. In November the view was that the Fed would almost certainly cut rates from the current 5.25% once and possibly twice.

The mood has shifted as economic reports suggest the economy is in better shape than investors had thought. One reason investors remain so up beat is that the economy appears to be catching its footing and inflation looks more subdued.

Federal Reserve chairman Ben Bernanke has said repeatedly he hopes the core inflation rate will continue to moderate, falling back below 2%. But he continues to worry, at least in public, about the risk of more persistent inflation, which would force him to raise rates again.

The bond market right now is worried about a different threat, a recession. That fear helped push the yield on the 10-year Treasury bond to 4.70%, higher than the 4.39% at which it began the year, but well below the 5.25% it hit in late June.

Long-term government bonds now yield less than short-term bonds. That makes investors nervous because, at times, it has historically been a sign of a coming recession. Lower long-term yields suggest investors expect rates to fall when the economy is weakening.

Some tend to downplay the recession risk. Heavy foreign demand for longer-term U.S. Treasury bonds, together with exceptionally low worldwide inflation rates, have kept U.S. bonds lower than normal.

Low yields hold down other market interest rates such as fixed mortgage rates. They encourage consumers and businesses alike to borrow, spend and invest, which supports corporate profits and stock prices.

The ND Tax-Free Fund A shares began the year at $7.40 and ended the year at $7.53 for a total return of 5.48%*. The ND Tax-Free Fund B shares began the year at $7.40 and ended the year at $7.53 for a total return of 4.86%*. This compares to the Lehman Brothers Municipal Bond Index return of 4.85% for the period.

The Funds favorable overall performance can be attributed to its defensive portfolio, with an average maturity of 16.7 years and a low average maturity to the first call date of 2.3 years. That, along with an average portfolio coupon of 5.57%, helps relative performance in a rising rate environment. Also contributing to the Fund’s overall performance was a defensive hedge initiated at the beginning of the year when the 10 year treasury was at 4.39%, lifting it in late July when the yield was 5.03%. This strategy stabilizes net asset values in periods of rising rates.

An important part of the Fund’s strategy includes searching the primary and secondary markets for high quality, double tax-exempt issues. Portfolio quality for the year was as follows, AAA 65.7%, A 10.7%, BBB 12.0% and NR 11.6%.

Income exempt from federal and North Dakota state income taxes with preservation of capital remains the primary objective of the Fund.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Monte Avery

Portfolio Manager

The views expressed are those of Monte Avery, Chief Portfolio Strategist with Integrity Mutual Funds. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and, therefore, the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities than a municipal bond fund that does not concentrate its securities in a single state.

December 29, 2006 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended December 29 is available through Integrity's website at www.integrityfunds.com. This information is also available from the EDGAR database on the Securities and Exchange Commission’s (“SEC's”) website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(S). The annual and semi-annual reports are filed electronically with the SEC and are delivered to the Fund shareholders. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and the information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions December 29, 2006 (Unaudited)

Appreciation

The increase in value of an asset.

Average Annual Total Return

A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Coupon Rate or Face Rate

The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Depreciation

The decrease in value of an asset.

Lehman Brothers Municipal Bond Index

An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value

The actual (or estimated) price at which a bond trades in the market place.

Maturity

A measure of the term or life of a bond in years. When a bond “matures,” the issuer repays the principal.

Multiple Classes of Shares

Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

Net Asset Value (NAV)

The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price

The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Quality Ratings

A designation assigned by independent rating companies to give a relative indication of a bond’s credit worthiness. “AAA,” “AA,” “A,” and “BBB” indicate investment grade securities. Ratings can range from a high of “AAA” to a low of “D”.

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

December 29, 2006 (Unaudited)

COMPOSITION

PORTFOLIO QUALITY RATINGS
(Based on Total Long-Term Investments)

AAA	65.7%
A	10.7%
BBB	12.0%
NR	11.6%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, Inc. (“Integrity Money Management”), the investment adviser.

These percentages are subject to change.

PORTFOLIO MARKET SECTORS
(As a % of Net Assets)

S-School	35.9%
I-Industrial	22.6%
H-Health	18.0%
C/L-COP/Lease	8.2%
W/S-Water/Sewer	6.4%
O-Other	4.5%
T-Transportation	4.4%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

December 29, 2006 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2006 to December 29, 2006.

The example illustrates the Fund’s costs in two ways:

Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/30/06	Ending Account Value 12/29/06	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,025.04	$5.39
Class B	$1,000.00	$1,020.64	$8.39
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.68	$5.37
Class B	$1,000.00	$1,016.70	$8.37

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.07% for Class A and 1.67% for Class B), multiplied by the average account value over the period, multiplied by 179/360 days. Class A’s ending account value in the “Actual” section of the table is based on its actual total return of 2.50% for the six-month period from June 30, 2006 to December 29, 2006. Class B’s ending account value in the “Actual” section of the table is based on its actual total return of 2.06% for the six-month period from June 30, 2006 to December 29, 2006.

December 29, 2006 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 29, 2006
ND Tax-Free Fund					Since Inception
Class B Shares	1 year	3 year	5 year	10 year	(January 3, 1989)
Without CDSC	4.86%	1.42%	0.84%	*N/A	3.72%
With CDSC (4% max)	0.86%	0.49%	0.67%	*N/A	3.72%

					Since Inception
Lehman Brothers Municipal Bond Index	1 year	3 year	5 year	10 year	(January 3, 1989)
	4.85%	4.28%	5.53%	*N/A	6.89%

	For periods ending December 29, 2006
ND Tax-Free Fund					Since Inception
Class A Shares	1 year	3 year	5 year	10 year	(January 7, 2000)
Without Sales Charge	5.48%	2.02%	1.38%	N/A	2.89%
With Sales Charge (4.25%)	0.98%	0.57%	0.51%	N/A	2.25%

					Since Inception
Lehman Brothers Municipal Bond Index	1 year	3 year	5 year	10 year	(January 7, 2000)
	4.85%	4.28%	5.53%	N/A	6.35%

*Class B shares are automatically converted to Class A shares after 8 years.

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

December 29, 2006 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the ND Tax-Free Fund and the Lehman Brothers Municipal Bond Index

Class B Shares
	ND Tax- Free Fund w/o CDSC	Lehman Brothers Municipal Bond Index

1996	$10,000	$10,000
1997	$10,417	$10,920
1998	$10,779	$11,628
1999	$10,670	$11,388
2000	$11,526	$12,719
2001	$12,048	$13,372
2002	$12,036	$14,656
2003	$12,042	$15,436
2004	$11,870	$16,125
2005	$11,979	$16,695
2006	$12,562	$17,505

Putting Performance into Perspective

Performance data is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The Class B Shares graph does not reflect the deduction of the maximum contingent deferred sales charge (CDSC). Had CDSC been included, performance would have been lower.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in North Dakota municipal bonds. Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends.

December 29, 2006 (Unaudited)

MANAGEMENT OF THE FUND

The Board of the Fund consists of five Directors. These same individuals, unless otherwise noted, also serve as directors or trustees for the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds. Three Directors (60% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “independent” Directors. Two of the remaining three Directors and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Directors of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Director and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT DIRECTORS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 1 North Main St Minot, ND 58703 54	Director	Since January 2006	Faculty, Embry-Riddle University (Aug. 2000 to Sep. 2005); Faculty, Park University (Aug., 2005 to Dec. 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since Aug. 2000); Director, ND Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc., (since Jan. 2006); Trustee, Integrity Managed Portfolios and The Integrity Funds (since Jan. 2006).	16	Marycrest Franciscan Development, Inc.
Orlin W. Backes 15 2nd Ave., SW Suite 305 Minot, ND 58701 71	Director	Since April 1995	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Fund of Funds, Inc. and ND Tax-Free Fund, Inc. (since April 1995); Trustee, Integrity Managed Portfolios (Since January 1996) and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	16	First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 59	Director	Since January 1999	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Director, Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).	16	None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

Directors and officers of the Funds serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Directors and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 29, 2006 (Unaudited)

The Interested Directors and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Director and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Robert E. Walstad[2] 1 N. Main St. Minot, ND 58703 62	Director Chairman President	Since Inception

Director (since September 1987), President (September 2002 to May 2003), CEO (Since September 2001), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (May 1989 to May 2004), ND Capital, Inc. (August 1988 to September 2004), South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Integrity Fund of Funds, Inc., and ND Tax-Free Fund, Inc.; Trustee, Chairman, President and Treasurer (January 2006 to May 2004), Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); Director, President (until August 2003), CEO, and Treasurer, Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003) Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (October 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman, (since January 2002) and President (September 2002 to December 2004), Capital Financial Services, Inc.

				16	Capital Financial Services, Inc., and Minot Park Board
Peter A. Quist[2] 1 N. Main St. Minot, ND 58703 72	Director Vice President Secretary	Since Inception

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., Integrity Fund Services, Inc., Integrity Funds Distributor, Inc., ND Capital, Inc. (August 1988 to September 2004), South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Integrity Fund of Funds, Inc.; Vice President and Secretary, Integrity Managed Portfolios (Since January 1996) and The Integrity Funds (since May 2003); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
Laura K. Anderson 1 N. Main St. Minot, ND 58703 32	Treasurer	Since October 2005

Fund Accountant (until May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, The Integrity Funds, ND Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				N/A	None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 36	Mutual Fund Chief Compliance Officer	Since October 2005

Fund Accounting Manager (May 1998 to October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Compliance Officer (since October 2005) The Integrity Funds, Integrity Managed Portfolios, ND Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				N/A	None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

2Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940. Messr. Quist is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser and Principal Underwriter. Messr. Walstad is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser.

Directors and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Directors and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 29, 2006 (Unaudited)

Board Approval of Investment Advisory Agreement

Integrity Money Management, the Fund’s investment adviser, Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter, and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer and accounting services agent, are subsidiaries of Integrity Mutual Funds, Inc. (“the Company”), the Fund’s sponsor.

The approval and the continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the directors or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the directors who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser. The Independent Directors also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 25, 2006, the Board of Directors, including a majority of the independent Directors of the Fund, approved the Investment Advisory Agreement (“Advisory Agreement”) between the Fund and Integrity Money Management.

The Directors, including a majority of Independent Directors who are neither party to the Advisory Agreement nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Directors requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory Agreement, the Board reviewed factors set out in judicial decisions and Securities and Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;
(b)	the various personnel furnishing such services and their duties and qualifications;
(c)	the relevant fund’s investment performance as compared to standardized industry performance data;
(d)	the adviser’s costs and profitability of furnishing the investment management services to the fund;
(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser’s services and its fees, the Directors reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other Fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreements with the foregoing Fund, the Directors considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Directors also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Directors noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Directors did not identify any single factor discussed above as all-important or controlling. The Directors also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s portfolio manager, Monte Avery, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to sixteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Various personnel furnishing such services and their duties and qualifications: The Portfolio Manager of the Fund has over 25 years experience in the advisory and money management area adding significant expertise to the Adviser of the Fund. A detailed biography of the portfolio manager was presented to the Directors. This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance: The Adviser has assured through subsidization that its Fund has had consistent performance relative to comparable and competing funds. Although the Fund has outperformed its relative benchmark for the YTD and 1-year periods, it has underperformed its relative benchmark for the 5-year, 10-year and since inception periods as of September 29, 2006. The Fund has positive returns for the YTD, 1-year, 5-year, 10-year and since inception periods on the Class B shares and for the YTD, 1-year, 5-year and since inception periods on the Class A shares as of September 29, 2006. In addition, the Fund has been meeting its investment objective for providing as high a level of current income exempt from federal and North Dakota state income taxes as is consistent with preservation of capital.

Profitability: The Board has reviewed a year to date and a 12-month profit analysis spreadsheet completed by the controller of the investment adviser. Based on the relatively small size of each fund under management with the Adviser, the Adviser has shown no profit for the period. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.The advisory fees are structured appropriately based on the size of the Fund. The Adviser has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: The Adviser is voluntarily waiving advisory fees due to the small size of the Fund. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the applicable fund as compared to data for comparable funds: The Fund’s net expense ratio of 1.07% for the Class A shares was comparable to other funds of similar objective and size. The Fund’s net expense ratio of 1.57% for the Class B shares was comparable to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement the Directors did not identify any single factor as being of paramount importance. The Directors noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest – Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

●

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

●

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Mr. Avery's compensation is based on salary paid every other week. He is not compensated for client retention. In addition, Integrity Mutual Funds, Inc., sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and, to an extent matching, contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. The Company has established an employee stock option program in which it will grant interests in Integrity Mutual Funds Inc., shares to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

●

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 29, 2006

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Rating (Unaudited) Moody's/S&P	Coupon Rate	Maturity	Principal Amount	Market Value

NORTH DAKOTA MUNICIPAL BONDS (95.5%)

Burleigh Cty., ND (Univ. of Mary) Facs. Rev.	NR/NR	5.750%	12/01/2011	$1,000,000	$1,005,000
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.	NR/NR	5.875	12/01/2015	750,000	753,750
City of Minot (Highway Bonds) G.O. MBIA	Aaa/AAA	5.000	10/01/2023	555,000	588,000
Fargo, ND School District Bldg. Auth. Lease Rev.	A-1/NR	5.750	05/01/2018	500,000	526,980
Grand Forks, ND (Aurora Project) Sales Tax Rev. MBIA	Aaa/AAA	5.625	12/15/2029	750,000	763,965
Grand Forks, ND Health Care Rev. (Altru Health) MBIA	Aaa/AAA	5.400	08/15/2012	1,000,000	1,037,310
Grand Forks, ND Ref. & Impvt. G.O. AMBAC	Aaa/NR	5.000	12/01/2024	100,000	105,444
Mercer Cty., ND (NW Public Svc.) Rev. Ref. MBIA	Aaa/AAA	5.850	06/01/2023	630,000	630,000
*ND Blding. Auth. Lease Rev. MBIA	Aaa/AAA	5.000	12/01/2022	1,220,000	1,291,760
#ND State Board of Hgr. Educ. (ND St. Univ. Hsg.)	A-1/NR	5.600	04/01/2029	1,035,000	1,085,694
ND State Board of Hgr. Educ. (ND St. Univ.) AMBAC	Aaa/AAA	5.100	04/01/2032	500,000	520,215
#ND State Board of Higher Educ. (Univ. ND Hsg) Rev. FGIC	Aaa/AAA	5.000	04/01/2032	1,000,000	1,047,130
#ND State Water Commission Devl. Rev. AMBAC	Aaa/AAA	5.750	07/01/2027	1,000,000	1,019,890
ND Student Loan Rev. AMBAC	Aaa/AAA	6.300	07/01/2012	100,000	100,016
ND Student Loan Rev. AMBAC	Aaa/AAA	6.350	07/01/2013	250,000	250,065
ND Student Loan Rev. AMBAC	Aaa/AAA	6.400	07/01/2014	400,000	400,120
Oliver Cty., ND (Square Butte Elec. Coop) Pollution Control Rev. AMBAC	Aaa/AAA	5.300	01/01/2027	2,095,000	2,187,746
*Ward Cty. Health Care (Trinity Medical Center)	NR/BBB+	6.250	07/01/2026	1,750,000	1,816,326

TOTAL NORTH DAKOTA MUNICIPAL BONDS (COST: $14,847,746)					$15,129,411

SHORT-TERM SECURITIES (3.6%)				Shares
Wells Fargo Advantage National Tax-Free Money Market (COST: $574,784)				574,784	$574,784

TOTAL INVESTMENTS IN SECURITIES (COST: $15,422,530)					$15,704,195
OTHER ASSETS LESS LIABILITIES					132,315

NET ASSETS					$15,836,510

*Indicates bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.

#Indicates bonds are segregated by the custodian to cover initial margin requirements.

Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Adviser

Financial Statements December 29, 2006

Statement of Assets and Liabilities December 29, 2006

ASSETS
Investments in securities, at value (cost: $15,422,530)	$15,704,195
Accrued dividends receivable	1,732
Accrued interest receivable	244,979
Receivable from manager	2,580
Prepaid expenses	420
Total Assets	$15,953,906

LIABILITIES
Dividends payable	$46,014
Disbursements in excess of demand deposit cash	43,603
Payable to affiliates	12,901
Payable for fund shares redeemed	2,794
Accrued expenses	12,084
Total Liabilities	$117,396

NET ASSETS	$15,836,510

Net assets are represented by:
Capital stock outstanding, at par	$2,103
Additional paid-in capital	21,482,710
Accumulated undistributed net realized gain (loss) on investments and futures	(5,929,978)
Accumulated undistributed net investment income	10
Unrealized appreciation (depreciation) on investments	281,665
Total amount representing net assets applicable to 2,102,848 outstanding shares of $.001 par value common stock (100,000,000 shares authorized)	$15,836,510

Net Assets Consist of:
Class A	$14,271,140
Class B	$1,565,370
Total Net Assets	$15,836,510

Shares Outstanding:
Class A	1,895,070
Class B	207,778

Net Asset Value per share:
Class A	$7.53
Class A – offering price (based on sales charge of 4.25%)	$7.86
Class B	$7.53

The accompanying notes are an integral part of these financial statements.

Financial Statements December 29, 2006

Statement of OperationsFor the year ended December 29, 2006

INVESTMENT INCOME
Interest	$793,449
Dividends	15,683
Total Investment Income	$809,132

EXPENSES
Investment advisory fees	$104,205
Distribution fees (12b-1) - Class A	37,637
Distribution fees (12b-1) - Class B	19,262
Administrative service fees	7,500
Transfer agent fees	33,582
Accounting service fees	38,583
Professional fees	15,044
Reports to shareholders	3,507
Directors fees	2,407
Legal fees	2,234
Audit fees	7,416
Transfer agent out-of-pockets	2,614
Other fees	401
Total Expenses	$274,392
Less expenses waived or absorbed by the Fund’s manager	(78,021)
Total Net Expenses	$196,371

NET INVESTMENT INCOME (LOSS)	$612,761

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain (loss) from:
Investment transactions	$29,057
Futures transactions	428,493
Net change in unrealized appreciation (depreciation) of:
Investments	(131,093)
Net Realized and Unrealized Gain (Loss) on Investments and Futures	$326,457
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$939,218

The accompanying notes are an integral part of these financial statements.

Financial Statements December 29, 2006

Statement of Changes in Net Assets
For the year ended December 29, 2006 and the year ended December 30, 2005

	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$612,761	$823,679
Net realized gain (loss) on investment and futures transactions	457,550	(479,961)
Net change in unrealized appreciation (depreciation) on investments and futures	(131,093)	(185,261)
Net Increase (Decrease) in Net Assets Resulting From Operations	$939,218	$158,457

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A ($.27 and $.27, respectively)	$(544,372)	$(690,356)
Class B ($.23 and $.23, respectively)	(68,379)	(133,312)
Distributions from net realized gain on investment and futures transactions:
Class A ($.00 and $.00, respectively)	0	0
Class B ($.00 and $.00, respectively)	0	0
Total Dividends and Distributions	$(612,751)	$(823,668)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares:
Class A	$39,831	$46,903
Class B	10,333	45,533
Proceeds from reinvested dividends:
Class A	401,148	521,058
Class B	53,120	100,251
Cost of shares redeemed:
Class A	(2,847,810)	(9,842,292)
Class B	(923,543)	(2,230,535)
Exchanges to/from related fund classes:
Class A	705,997	874,216
Class B	(705,997)	(874,216)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(3,266,921)	$(11,359,082)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(2,940,454)	$(12,024,293)

NET ASSETS, BEGINNING OF PERIOD	18,776,964	30,801,257

NET ASSETS, END OF PERIOD	$15,836,510	$18,776,964
Undistributed Net Investment Income	$10	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 29, 2006

Note 1. ORGANIZATION

ND Tax-Free Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on October 7, 1988, and commenced operations on January 3, 1989. The Fund’s objective is to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of North Dakota tax-exempt securities.

All shares existing prior to January 7, 2000, the commencement date of Class A shares, were classified as Class B shares. Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.85% on an annual basis, and a Contingent Deferred Sales Charge that decreases depending on how long the shares have been held. Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required. Class B shares automatically convert to A on the 15th of the month or the next business day following the eighth anniversary of issuance.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Integrity Money Management. The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Federal and state income taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. Distributions during the year ended December 29, 2006 were characterized as tax-exempt for tax purposes.

The tax character of distributions paid was as follows:

	December 29, 2006	December 30, 2005
Tax-exempt Income	$612,751	$823,668
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$612,751	$823,668

As of December 29, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($5,929,978)	$281,675	($5,648,303)

The Fund has unexpired capital loss carryforwards for tax purposes as of December 29, 2006, totaling $5,929,978, which may be used to offset capital gains. The capital loss carryforward amounts will expire in each of the years ended December 31 as shown in the following table.

Year	Unexpired Capital Losses
2008	$756,779
2010	$1,868,806
2011	$1,756,690
2012	$1,089,267
2013	$458,436

For the year ended December 29, 2006, the Fund made $132,381 in permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Multiple class allocations - The Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class. For the year ended December 29, 2006, distribution fees were the only class-specific expenses.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. Net investment income, other than distribution fees, are allocated daily to each class of shares based upon the settled shares of each class.

Premiums and discounts - Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded. Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3. CAPITAL SHARE TRANSACTIONS

As of December 29, 2006, there were 100,000,000 shares of $.001 par value authorized; 2,102,848 and 2,538,175 shares were outstanding at December 29, 2006 and December 30, 2005, respectively.

Transactions in capital shares were as follows:

	Class A Shares		Class B Shares
	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005
Shares sold	5,372	6,319	1,386	6,208
Shares issued on reinvestment of dividends	53,524	70,341	7,094	13,524
Shares redeemed	(379,534)	(1,330,910)	(123,205)	(301,477)
Shares exchanged to Class A	0	0	(94,316)	(118,059)
Shares exchanged from Class B	94,352	118,092	0	0
Net increase (decrease)	(226,286)	(1,136,158)	(209,041)	(399,804)

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer agent, accounting services agent, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“Company”), the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund’s average daily net assets. The Fund has recognized $31,647of investment advisory fees after a partial waiver for the year ended December 29, 2006. The Fund has a payable to Integrity Money Management of $0 at December 29, 2006 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The Adviser has contractually agreed to maintain Class B expense levels at 1.67% and Class A expense levels at 1.07% through December 31, 2007. In addition to the contractual commitment, the Adviser may voluntarily waive fees or reimburse expenses not required under the advisory contract from time to time. Accordingly, after fee waivers and expense reimbursements, the actual total annual operating expenses for Class B shares were 1.65% for the year ended December 29, 2006. After fee waivers and expense reimbursements, the actual total annual operating expenses for Class A were 1.06% for the year ended December 29, 2006.

Principal Underwriter and Shareholder Services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.” Class B currently pays an annual distribution fee of up to 0.85% of the average daily net assets of the class. Class A currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

During the year ended December 29, 2006, amounts paid or accrued to Integrity Funds Distributor and fees waived, if any, pursuant to Class A and Class B Distribution Plans were as follows:

	12b-1 Fees Charged	12b-1 Fees Waived
Class A Shares	$37,637	$0
Class B Shares	$19,262	$0

Integrity Fund Services, the transfer agent, provides shareholder services for a variable fee equal to 0.20% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month is charged for each additional share class. The Fund has recognized $33,582 of transfer agency fees for the year ended December 29, 2006. The Fund has a payable to Integrity Fund Services of $3,060 at December 29, 2006 for transfer agency fees. Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million. An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class. The Fund has recognized $38,583 of accounting service fees for the year ended December 29, 2006. The Fund has a payable to Integrity Fund Services of $3,061 at December 29, 2006 for accounting service fees. Integrity Fund Services also acts as the Fund’s administrative services agent for a variable fee equal to 0.125% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus out-of-pocket expenses. An additional fee with a minimum of $500 per month will be charged for each additional share class. The Fund has recognized $7,500 of administrative service fees for the year ended December 29, 2006. The Fund has a payable to Integrity Fund Services of $2,417 at December 29, 2006 for administrative service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $0 and $2,075,271, respectively, for the year ended December 29, 2006.

Note 6. INVESTMENT IN SECURITIES

At December 29, 2006, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $15,422,530. The net unrealized appreciation of investments based on the cost was $281,665, which is comprised of $287,537 aggregate gross unrealized appreciation and $5,872 aggregate gross unrealized depreciation. Differences between financial reporting-basis and tax-basis unrealized appreciation/depreciation are due to differing treatment of market discount.

Note 7. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements. This standard defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund is presently evaluating the impact of adopting SFAS 157.

Financial Highlights December 29, 2006

Selected per share data and ratios for the period indicated

Class A Shares

		For The Year Ended December 29, 2006		For The Year Ended December 30, 2005		For The Year Ended December 31, 2004		For The Year Ended December 31, 2003		For The Year Ended December 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD		$7.40		$7.56		$7.94		$8.25		$8.63

Income from Investment Operations:
Net investment income	$	..27	$	..27	$	..31	$	..34	$	..41
Net realized and unrealized gain (loss) on investment and futures transactions		..13		(.16)		(.38)		(.31)		(.38)
Total Income (Loss) From Investment Operations	$	..40	$	..11		$(.07)	$	..03	$	..03

Less Distributions:
Dividends from net investment income		$(.27)		$(.27)		$(.31)		$(.34)		$(.41)
Distributions from net realized gains		..00		..00		..00		..00		..00
Total Distributions		$(.27)		$(.27)		$(.31)		$(.34)		$(.41)

NET ASSET VALUE, END OF PERIOD		$7.53		$7.40		$7.56		$7.94		$8.25

Total Return		5.48%(A)		1.53%(A)		(0.84)%(A)		0.50%(A)		0.37%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$14,271		$15,692		$24,626		$30,847		$34,463
Ratio of net expenses (after expense assumption) to average net assets		1.06%(B)		1.00%(B)		0.93%(B)		0.95%(B)		0.95%(B)
Ratio of net investment income to average net assets		3.61%		3.66%		4.05%		4.33%		4.87%
Portfolio turnover rate		0.00%		37.02%		10.31%		34.34%		3.14%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods indicated above, the Company assumed/waived expenses of $67,901, $67,076, $76,391, $72,086, and $77,910, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.51%, 1.36%, 1.22%, 1.17%, and 1.18%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights December 29, 2006

Selected per share data and ratios for the period indicated

Class B Shares

		For The Year Ended December 29, 2006		For The Year Ended December 30, 2005		For The Year Ended December 31, 2004		For The Year Ended December 31, 2003		For The Year Ended December 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD		$7.40		$7.56		$7.94		$8.25		$8.64

Income from Investment Operations:
Net investment income	$	..23	$	..23	$	..27	$	..31	$	..38
Net realized and unrealized gain (loss) on investment and futures transactions		..13		(.16)		(.38)		(.31)		(.39)
Total Income (Loss) From Investment Operations		$.36	$	..07		$(.11)	$	..00		$(.01)

Less Distributions:
Dividends from net investment income		$(.23)		$(.23)		$(.27)		$(.31)		$(.38)
Distributions from net realized gains		..00		..00		..00		..00		..00
Total Distributions		$(.23)		$(.23)		$(.27)		$(.31)		$(.38)

NET ASSET VALUE, END OF PERIOD		$7.53		$7.40		$7.56		$7.94		$8.25

Total Return		4.86%(A)		0.92%(A)		(1.42)%(A)		0.04%(A)		(0.10)%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$1,566		$3,085		$6,176		$9,163		$12,423
Ratio of net expenses (after expense assumption) to average net assets		1.65%(B)		1.60%(B)		1.53%(B)		1.40%(B)		1.30%(B)
Ratio of net investment income to average net assets		3.01%		3.06%		3.45%		3.90%		4.52%
Portfolio turnover rate		0.00%		37.02%		10.31%		34.34%		3.14%

(A) Excludes contingent deferred sales charge of 4.00%.

(B) During the periods indicated above, the Company assumed/waived expenses of $10,120, $15,424, $20,264, $37,072, and $60,864, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 2.09%, 1.96% 1.82%, 1.74%, and 1.68%, respectively.

Total return represents the rate than an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of ND Tax-Free Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ND Tax-Free Fund, Inc. (the Fund) including the schedule of investments, as of December 29,2 006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 29, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ND Tax-Free Fund, Inc. as of December 29, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota 58703
February 12, 2007

Item 2)	Code of Ethics.
(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code”).

	(b)	For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:
		(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

		(3)	Compliance with applicable governmental laws, rules, and regulations;
		(4)	The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the code; and
		(5)	Accountability for adherence to the Code.
	(c)	The Code has been amended to remove references to the functions of the corporation and apply specifically to the Funds.
	(d)	The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PFO and PEO during the period covered by this report.
	(e)	Not applicable.
	(f)	See Item 12(a) regarding the filing of the Code of Ethics for the Principal Executive and Principal Financial Officers of the Integrity Funds and Integrity Mutual Funds, Inc.
Item 3)	Audit Committee Financial Expert.

Effective January 6, 2006, Independent Trustee Lynn Aas retired from the Audit Committee. Mr. Jerry Stai was subsequently nominated and elected to fill the vacancy. Mr. Stai is independent for purposes of Item 3 of Form N-CSR.

The Trust’s Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in paragraph (a)(2) of Item 3 of Form N-CSR. Mr. Stai is independent for purposes of Item 3 of Form N-CSR.

Item 4)	Principal Accountant Fees and Services.
(a)

Audit fees include the amounts related to the professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
		2005	$6,300
		2006	$6,300
	(b)	Audit-related fees are fees principally paid for professional services rendered for due diligence and technical accounting consulting and research.
Audit-Related Fees
		2005	$800
		2006	$875
	(c)	Tax fees include amounts related to the preparation and review of the registrant’s tax returns.
Tax Fees
		2005	$1,100
		2006	$1,100
	(d)	All Other Fees.
None.
	(e)	(1)

The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

(2)

0% of the services described in paragraphs (b) through (d) of item 4 were not pre-approved by the audit committee. All of the services described in paragraphs (b) through (d) of item 4 were approved by the audit committee.

	(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time permanent employees.
	(g)	None.
(h)

The registrant’s independent auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5)	Audit Committee of Listed Registrants.
Not applicable.
Item 6)	Schedule of Investments.
The Schedule of Investments is included in Item 1 of this Form N-CSR.
Item 7)	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8)	Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9)	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10)	Submissions of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors in the last fiscal half-year.
Item 11)	Controls and Procedures.
(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSRS (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12)	Exhibits.
	(a)	(1)	The registrant’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto.
		(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 is filed and attached hereto.
	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:		/s/Robert E. Walstad
Robert E. Walstad
President, ND Tax-Free Fund, Inc.
Date:		February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:		/s/Robert E. Walstad
Robert E. Walstad
President, ND Tax-Free Fund, Inc.
Date:		February 27, 2007

By:		/s/Laura K. Anderson
Laura K. Anderson
Treasurer, ND Tax-Free Fund, Inc.
Date:		February 27, 2007